UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 15, 2011

Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                                             Regulation FD Disclosure.

On February 18, 2011, Robert D. Davis, President and Chief Executive Officer of VIST Financial Corp. (the “Company”), and Edward C. Barrett, Executive Vice President and Chief Financial Officer of the Company, will make a presentation at the Sterne Agee 2011 Financial Institutions Investor Conference.  A copy of the presentation materials is attached hereto as Exhibit 99.1 and will also be available on the Company’s Investor Relations website at www.vistfc.com under the Presentations tab.  The presentation materials, attached as Exhibit 99.1 hereto, are incorporated herein by reference, and are being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                           February 18, 2011 Investor Conference Presentation of VIST Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: February 15, 2011

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	February 18, 2011 Investor Conference Presentation of VIST Financial Corp.